UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2010

Monroe Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-31951	35-1594017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Kirkwood Avenue Bloomington, Indiana		47408
(Address of Principal Executive Offices)		(Zip Code)

(812) 336-0201
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On December 23, 2010, Monroe Bancorp (“Monroe”) and Old National Bancorp (“Old National”) jointly issued a press release announcing an adjustment to the exchange ratio in connection with Monroe’s pending merger with Old National.  A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Joint Press Release dated December 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 23, 2010	MONROE BANCORP

	By:	/s/ Mark D. Bradford
Mark D. Bradford, President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release dated December 23, 2010